ING Life Insurance and Annuity Company

Variable Annuity Account C

Multiple Sponsored Retirement Options

Supplement dated November 25, 2005

to the Contract Prospectus, Contract Prospectus Summary, and

Statement of Additional Information, each dated April 29, 2005, as supplemented

The information in this Supplement updates and amends certain information contained in the Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information (SAI). You should read this Supplement along with the current Contract Prospectus, Contract Prospectus Summary, and SAI.

Effective December 5, 2005, ING VP MagnaCap Portfolio (Class I) will be merged into the ING VP Value Opportunity Portfolio (Class I). After the close of business on December 2, 2005, all existing account balances invested in the ING VP MagnaCap Portfolio will be transferred to the ING VP Value Opportunity Portfolio. Accordingly, as a result of the merger, effective December 5, 2005 all references to the ING VP MagnaCap Portfolio in the contract prospectus, contract prospectus summary and SAI are deleted.

Unless you provide us with alternative allocation instructions, all future allocations directed to the ING VP MagnaCap Portfolio will be automatically allocated to the ING VP Value Opportunity Portfolio. You may give us alternative allocation instructions at any time by contacting our Customer Service Center at:

ING

USFS Customer Service

Defined Contribution Administration, TS21

151 Farmington Avenue

Hartford, CT 06156-1277

1-800-262-3862

See also the Transfers section of your contract prospectus for further information about making fund allocation changes.

Securities offered through ING Financial Advisers, LLC (Member SIPC), 151 Farmington Avenue, Hartford, CT 06156, or through other Broker-Dealers with which it has a selling agreement.

X.01107-05B C05-1111-006R (11/05)	November 2005